Exhibit 10.5

ELECTRONICALLY RECORDED 201500165274
6/24/2015 04:05:34 PM MOD 1/10

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 4th Floor Costa Mesa, California 92626 Attention: David J. D'Amour, Esquire

THIS SPACE ABOVE FOR RECORDER'S USE

FIRST MODIFICATION AGREEMENT
(Short Form –Lake Carolyn)
This FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn) (this "Agreement") is dated as of June 19, 2015, by and among KBSIII TOWER AT LAKE CAROLYN, LLC, a Delaware limited liability company ("Grantor"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, "Agent") for the lenders from time to time party to the Loan Agreement described below, the "Lenders"). This Agreement is made with reference to the following facts:
RECITALS
(A)    Agent, the Lenders, Grantor and KBSIII PARK PLACE VILLAGE, LLC, KBSIII DOMAIN GATEWAY, LLC, KBSIII 1550 WEST MCEWEN DRIVE, LLC, KBSIII 155 NORTH 400 WEST, LLC, each a Delaware limited liability company (collectively, together with any new "Borrowers" becoming party to the Loan Agreement from time to time, "Borrowers") entered into that certain Amended and Restated Loan Agreement dated as of March 10, 2014 (the "Loan Agreement"). Pursuant to the Loan Agreement, Lenders made a loan to the Borrowers in the original maximum principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) (the "Loan"), consisting of a Revolving Portion and a Non-Revolving Portion (as such terms are defined in the Loan Agreement). Subject to the satisfaction of the conditions set forth in Section 7.20 of the Loan Agreement, the Loan is subject to increase up to an aggregate principal amount of up to Three Hundred Fifty Million and No/100 Dollars ($350,000,000.00). Capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.
(B)    The Loan is evidenced by Promissory Notes in the aggregate principal amount of $200,000,000.00, each made by Borrowers in favor of each Lender (collectively, the "Notes").
(C)    As of the date of this Agreement, the Committed Amount is $200,000,000.00, the Principal Balance is $100,000,000.00, the Revolving Portion is$100,000,000.00 (of which $0.00 of principal is outstanding), and the Non-Revolving Portion is $100,000,000.00 (of which $100,000,000.00 of principal is outstanding).

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)    Page 1

(D)    The obligations of Borrowers under the Notes and the Loan Agreement are secured by, among other things, that certain Amended and Restated Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing)(Lake Carolyn) recorded as Instrument No. 201400061409 in the Official Records of Dallas County, Texas on March 14, 2014 (the "Deed of Trust"). The Deed of Trust encumbers the property described on Exhibit A hereto.
(E)    Concurrently with entering into this Agreement, Agent, the Lenders and Borrowers are entering into that certain First Modification Agreement (Long Form) (the "Long Form Agreement"), pursuant to which Borrowers, Agent and the Lenders have agreed to modify the Loan Agreement and the other Loan Documents as more particularly described therein. Among other things, Borrowers, Agent and the Lenders have agreed to (i) extend the maturity of the Loan to June 1, 2019, as such date may be extended in accordance with the provisions of Section 1.4 of the Loan Agreement, (ii) modify the interest rate applicable to the Loan, and (iii) modify the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan.
(F)    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Deed of Trust and the other "Loan Documents" described in the Loan Agreement. This Agreement and the Long Form Agreement also shall constitute Loan Documents.
AGREEMENT
NOW, THEREFORE, with reference to the foregoing Recitals and information, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, and Grantor hereby agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement (i) extends the maturity of the Loan to June 1, 2019, as such date may be extended in accordance with the provisions of Section 1.4 of the Loan Agreement, (ii) modifies the interest rate applicable to the Loan, and (iii) modifies the method of calculating the borrowing base for purposes of determining the remaining availability under the Loan.
3.    The Deed of Trust is hereby amended as follows:
(a)    In addition to all other indebtedness and obligations secured thereby, the Deed of Trust is amended to secure the payment and performance of the Loan and all present and future indebtedness and obligations of Borrowers under (i) the Loan Agreement and the other Loan Documents, as amended by the Long Form Agreement, (ii) the Long Form Agreement, (iii) this Agreement, (iv) any Swap Contracts, and (v) any and all amendments, modifications, renewals and/or extensions of this Agreement, the Loan Agreement, the Swap Contracts, the other Loan Documents and/or the Long Form Agreement, regardless of whether any such amendment, modification,

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)    Page 2

renewal or extension is evidenced by a new or additional instrument, document or agreement.
(b)    All references in the Loan Documents to the Deed of Trust shall be deemed to refer to the Deed of Trust as amended by this Agreement. All references in the Deed of Trust to any Loan Document shall be deemed to refer to such Loan Document as modified hereby, and by the Long Form Agreement.
4.    This Agreement shall be governed by the laws of the State of Texas, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.
5.    This Agreement may be executed and recorded in any number of counterparts, all of which shall be considered one and the same instrument. The original, executed signature and acknowledgement pages of exact copies of this Agreement may be attached to one of such copies to form one document.
6.    Section 7.25 of the Loan Agreement (the limited recourse provisions) is by this reference hereby incorporated in its entirety.
THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES TO FOLLOW]

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)    Page 3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.
AGENT:
U.S. BANK NATIONAL ASSOCIATION, a national banking association

By:	/s/ Christopher R. Coburn
Name:	Christopher R. Coburn
Title:	Assistant Vice President

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)                     Page S-1

"GRANTOR"

KBSIII TOWER AT LAKE CAROLYN, LLC,
a Delaware limited liability company

By: KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company,
its sole member

By: KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By: KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By: KBS REAL ESTATE INVESTMENT
TRUST III, INC.,
a Maryland corporation,
its general partner

By:	/s/ Charles J. Schreiber, Jr.,
Charles J. Schreiber, Jr.,
Chief Executive Officer

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)                     Page S-2

**ACKNOWLEDGMENT**

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA )

)

COUNTY OF Orange )

On June 18, 2015, before me, Janet L. Brewer, a Notary Public, personally appeared Christopher Coburn who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

JANET L. BREWER
Commission # 2065106
Notary Public - California
Orange County
My Comm. Expires Apr 20, 2018

Signature Janet L Brewer

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)

# ACKNOWLEDGMENT

> A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California
County of Orange )

On June 16, 2015 before me, K. Godin, Notary Public
(Insert name and title of the officer)

personally appeared Charles J. Schreiber, Jr.,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

K. GODIN
Commission # 2029355
Notary Public - California
Orange County
My Comm. Expires Jun 17, 2017

Signature ______________ (Seal)

EXHIBIT A

LEGAL DESCRIPTION

That certain real property located in Dallas County, Texas, more particularly described as follows:

TRACT 1:

BEING a tract of land situated in the Elizabeth Crockett Survey, Abstract No. 217, in the City of Irving, Dallas County, Texas, and being all of Lot 1, Block II of Las Colinas Urban Center, Revised Thirty-first Installment, as recorded in Volume 87045, Page 1492 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a "+" cut in concrete found for corner at the intersection of the southerly right-of-way line of O'Connor Boulevard (110' R.O.W.) with the cut-off line between the said southerly right-of-way line of O'Connor Boulevard and the westerly right-of-way line of Las Colinas Boulevard East (110' R.O.W.);

THENCE, along said cut-off line and the westerly right-of-way line of Las Colinas Boulevard as follows:

South 60 degrees 53 minutes 29 seconds East a distance of 28.70 feet to a "+" cut in concrete found for corner;

South 16 degrees 43 minuted 45 seconds East a distance of 60.28 feet to a "+" cut in concrete found for corner and the beginning of a curve to the left from which the radius point bears North 73 degrees 16 minutes 15 seconds East a distance of 878.52 feet;

Along said curve to the left through a central angle of 24 degrees 47 minutes 15 seconds and an arc length of 380.07 feet to a "+" cut in concrete found for corner at the point of tangency;

South 41 degrees 31 minutes 00 seconds East a distance of 7.25 feet to a "+" cut in concrete found for corner;

THENCE, South 54 degrees 20 minutes 56 seconds West, departing the westerly right-of-way line of Las Colinas Boulevard East, a distance of 113.80 feet to a "V" cut in brick paver found for corner ;

THENCE, South 09 degrees 20 minutes 56 seconds West, a distance of 36.89 feet to a "+" cut in concrete found for corner;

THENCE, North 80 degrees 39 seconds 04 seconds West, a distance of 105.34 feet to a "+" cut in concrete found for corner;

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)    Exhibit A, Page 1

THENCE, South 54 degrees 20 minutes 56 seconds West, a distance of 57.74 feet to a 1/2-inch iron rod with "RLG" cap found for corner;

THENCE, North 80 degrees 39 minutes 04 seconds West, a distance of 155.33 feet to a 1/2-inch iron rod found for corner;

THENCE, South 54 degrees 20 minutes 56 seconds West, a distance of 76.31 feet to a "+" cut in concrete found for corner on the dry side of a concrete retaining wall along Lake Carolyn;

THENCE, continuing along the dry side of the aforementioned concrete retaining wall as follows:

North 03 degrees 01 minute 32 seconds West, a distance of 79.19 feet to a "+" cut in concrete found for corner;

North 21 degrees 54 minutes 10 seconds East, a distance of 235.32 feet to a "+" cut in concrete found for corner;

North 21 degrees 55 minutes 59 seconds West, a distance of 166.47 feet to a "+" cut in concrete found for corner;

North 10 degrees 11 minutes 38 seconds West, a distance of 18.61 feet to a "+" cut in concrete found for corner;

THENCE, departing said concrete retaining wall, North 79 degrees 48 minutes 22 seconds East, a distance of 41.01 feet to a "+" cut in concrete found for corner;

THENCE, North 10 degrees 11 minutes 45 seconds West a distance of 27.80 feet to a "+" cut in concrete found for corner in the south right-of-way line of said O'Connor Boulevard and being in a curve to the left from which the radius point bears North 10 degrees 23 minutes 33 seconds West a distance of 2394.17 feet;

THENCE, continuing along said curve to the left in a northeasterly direction along the southerly right-of-way line of O'Connor Boulevard through a central angle of 04 degrees 25 minutes 19 seconds and an arc length of 184.78 feet to the POINT OF BEGINNING and containing 154,405 square feet or 3.5446 acres of land, more or less.

TRACT 2:

Easements rights in and to the Common Properties as created and defined under terms, conditions and stipulations in the Declaration, as hereinafter defined in that certain Declaration - Las Colinas Area I, Dallas County, Texas, dated August 22, 1973, recorded August 22, 1973 in Volume 73166, Page 1001, as amended and supplemented.

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)    Exhibit A, Page 2

FIRST MODIFICATION AGREEMENT (Short Form –Lake Carolyn)    Exhibit A, Page 3